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                                                                    EXHIBIT 10.9

                  ASSIGNMENT, ASSUMPTION AND NOVATION AGREEMENT

            This ASSIGNMENT, ASSUMPTION AND NOVATION AGREEMENT (this "Agreement"), dated as of _______________, 2005 by and between FIDELITY NATIONAL FINANCIAL, INC., a Delaware corporation ("FNF"), and FIDELITY NATIONAL TITLE GROUP, INC., a Delaware corporation ("FNT").

            WHEREAS, in connection with its business operations, FNF has heretofore entered into (i) that certain CORPORATE SERVICES AGREEMENT dated as of March 4, 2005 (the "CSA") with Fidelity National Information Services, Inc., a Delaware corporation ("FIS"), (ii) that certain REVERSE CORPORATE SERVICES AGREEMENT dated as of March 4, 2005 (the "RCSA") with FIS, (iii) that certain MASTER SERVICES AGREEMENT dated as of January 1, 2005 (the "MSA") with Fidelity Information Services, Inc., an Arkansas corporation and a wholly-owned subsidiary of FIS, (iv) that certain BACK PLANT REPOSITORY ACCESS AGREEMENT dated March 4, 2005 (the "BPA") with FIS, (v) that certain FNF STARTERS REPOSITORY ACCESS AGREEMENT dated March 4, 2005 (the "SRA") with FIS, (vi) that certain LICENSE AND SERVICES AGREEMENT dated as of March 4, 2005 (the "LSA") with FIS, (vii) that certain LEASE AGREEMENT dated as of January 1, 2005 (the "Lease") with Fidelity Information Services, Inc., an Arkansas corporation and a wholly-owned subsidiary of FIS, and (viii) that certain SOFTPRO SOFTWARE LICENSE AGREEMENT dated as of March 4, 2005 (the "SoftPro License"; and together with the CSA, the RCSA, the MSA, the BPA, the SRA, the LSA and the Lease, collectively, the "Assigned Agreements") between FNIS SoftPro, a division of Fidelity National Information Solutions, Inc., a wholly-owned subsidiary of FIS; and

            WHEREAS, in connection with a strategic restructuring plan, FNF has formed FNT to serve as the holding company for FNF's title insurance operations and related businesses; and

            WHEREAS, as part of the strategic restructuring plan, subject to and upon the terms set forth herein, FNF now desires to transfer, assign and convey to FNT, and FNT desires to accept and assume from FNF, all of FNF's right, title and interest in and to each of the Assigned Agreements, including the assumption of all of FNF's obligations and liabilities in connection with each of the Assigned Agreements;

            NOW, THEREFORE, in consideration of the foregoing and the covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

            1. Transfer and Assignment. Effective as of the date hereof, and on the terms and subject to the conditions set forth herein, FNF does hereby transfer, assign and convey to FNT all of FNF's right, title and interest in and to each of the Assigned Agreements.

            2. Acceptance and Assumption. Effective as of the date hereof, and on the terms

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and subject to the conditions set forth herein, FNT does hereby accept and assume all of FNF's right, title and interest in and to each of the Assigned Agreements and all of FNF's responsibilities, obligations and liabilities in connection with each of the Assigned Agreements.

            3. Novation of Assigned Agreements. Upon the effectiveness of this Agreement, FNT will also enter into a novation of each of the Assigned Agreements, whereby FNT will contractually undertake to perform all of the rights and obligations under each of the Assigned Agreements, and the rights and obligations of FNF under each of the Assigned Agreements will thereby be deemed to have been fully extinguished. Notwithstanding the foregoing, FNF acknowledges that it is obligated to comply with certain post-termination obligations as expressly set forth in the Assigned Agreements, such as those relating to maintaining confidentiality, and FNF hereby agrees to abide by all such applicable provisions.

            4. Instruments of Transfer and Notice to Parties. Each of FNF and FNT agrees that it shall (a) file with the relevant governmental or other entities such assignment documents as may be necessary to reflect in the books and records of such governmental or other entities this assignment and assumption of each of the Assigned Agreements and (b) provide written notice of such assignment, acceptance and assumption (and, to the extent required by applicable law and/or the terms of any Assigned Agreement, take all actions necessary to obtain any necessary consents and/or provide any other notices or documentation reflecting such assignment, acceptance and assumption) to all parties to each of the Assigned Agreements.

            5. Representations of the Parties. Each of FNT and FNF represents and warrants to the other that (i) it is duly organized, validly existing and in good standing under the laws of its state of incorporation, (ii) it has all requisite corporate power and authority to enter into, execute and deliver this Agreement and to carry out its obligations hereunder and to consummate the transactions contemplated hereby, and (iii) this Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms. Further, FNF represents and warrants that, as of the date hereof, it has fully performed all of its obligations that are due and owing under each of the Assigned Agreements and, to the extent that any services or products have been received, but not paid in full, by FNF under any of the Assigned Agreements as of the date hereof, FNF shall remain obligated to make such payments in a timely manner in accordance with the terms of the applicable Assigned Agreement(s).

            6. Further Assurances. From time to time at or after the effective date of this Agreement, each of the parties to this Agreement shall cooperate and use its reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws (and/or under the terms of the Assigned Agreements) to consummate and make effective the transactions contemplated hereby.

            7. Successors and Assigns. This Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

            8. Governing Law; Jurisdiction. This Agreement shall be governed by, enforced under and construed in accordance with the laws of the State of New York.

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            9. Amendments. This Agreement may be changed, modified or terminated only by an instrument in writing signed by each of the parties hereto.

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            10. Counterparts. This Agreement may be executed in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

            IN WITNESS WHEREOF, each of the parties has caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date first written above.

                           FIDELITY NATIONAL FINANCIAL, INC.

                           By
                              ____________________________________
                               Name:
                               Title:

                           FIDELITY NATIONAL TITLE GROUP, INC.

                           By
                              ____________________________________
                               Raymond R. Quirk
                               Chief Executive Officer

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                                     CONSENT
                                       BY

                  FIDELITY NATIONAL INFORMATION SERVICES, INC.
                                       AND
                       FIDELITY INFORMATION SERVICES, INC.

                                     TO THE
                  ASSIGNMENT, ASSUMPTION AND NOVATION AGREEMENT

The undersigned does hereby consent to:

(a) the assignment by FIDELITY NATIONAL FINANCIAL, INC. ("FNF") to FIDELITY NATIONAL TITLE GROUP, INC. ("FNT") of all of FNF's right, title, and interest in and to (i) the Corporate Services Agreement dated as of March 4, 2005 (the "CSA") between FNF and Fidelity National Information Services, Inc., a Delaware corporation ("FIS"), (ii) the Reverse Corporate Services Agreement dated as of March 4, 2005 (the "RCSA") between FNF and FIS, (iii) the Master Services Agreement dated as of January 1, 2005 (the "MSA") between FNF and Fidelity Information Services, Inc., an Arkansas corporation and a wholly-owned subsidiary of FIS, (iv) the Back Plant Repository Access Agreement dated March 4, 2005 (the "BPA") between FNF and FIS, (v) the FNF Starters Repository Access Agreement dated March 4, 2005 (the "SRA ") between FNF and FIS, (vi) the License and Services Agreement dated as of March 4, 2005 (the "LSA") with FIS, (vii) the Lease Agreement dated as of January 1, 2005 (the "Lease") between FNF and Fidelity Information Services, Inc., an Arkansas corporation and a wholly-owned subsidiary of FIS, and (viii) the SoftPro Software License Agreement dated as of March 4, 2005 (the "SoftPro License"; and together with the CSA, the RCSA, the MSA, the BPA, the SRA, the LSA, and the Lease, collectively, the "Assigned Agreements") between FNF and FNIS SoftPro, a division of Fidelity National Information Solutions, Inc., a wholly-owned subsidiary of FIS;

(b) the assumption by FNT of all of FNF's responsibilities, obligations and liabilities under each of the Assigned Agreements, and the extinguishment of all of FNF's responsibilities, obligations and liabilities thereunder; and

(c) a novation of each of the Assigned Agreements, pursuant to agreements to be entered into between FNT and each of the undersigned, as applicable.

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Effective as of the date hereof, the undersigned hereby agrees (i) to look solely to FNT for the fulfillment of all obligations under, and the satisfaction of all liabilities arising out of, any and all of the Assigned Agreements, and
(ii) to execute the novation of each of the Assigned Agreements. The undersigned acknowledges that pursuant to the novations, FNT shall be the contracting party for all obligations arising under the Assigned Agreements and shall be entitled to all benefits thereof, including the receipt of any payments that may become due thereunder.

                           FIDELITY NATIONAL INFORMATION SERVICES, INC., a Delaware corporation

                           By
                              ____________________________________
                               Michael L. Gravelle
                               Senior Vice President

                           FIDELITY INFORMATION SERVICES, INC.,
                           an Arkansas corporation

                           By
                              ____________________________________
                               Michael L. Gravelle
                               Senior Vice President

                           FIDELITY NATIONAL INFORMATION SOLUTIONS, INC., a Delaware corporation

                           By
                              ____________________________________
                               Michael L. Gravelle
                               Senior Vice President

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